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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of DigitalThink, Inc. on Form S-8 of our reports dated April 18, 2000 appearing in the Annual Report on Form 10-K of DigitalThink, Inc. for the year ended March 31, 2000.


/s/ Deloitte & Touche LLP

San Jose, CA
August 4, 2000